UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0001-246263	20-0019312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General. On February 9, 2006, Magellan Midstream Holdings, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Magellan Midstream Holdings GP, LLC (the “General Partner”), MGG Midstream Holdings, L.P. (“MGG”) and Citigroup Global Markets Inc., Lehman Brothers Inc. and the other underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 22,000,000 common units representing limited partner interests in the Partnership (“Common Units”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 3,300,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership. The transactions contemplated by the Underwriting Agreement were consummated on February 15, 2006.

Long-Term Incentive Plan. On December 21, 2005, the board of directors of the General Partner adopted the Magellan Midstream Holdings Long-Term Incentive Plan (the “Plan”), effective as of February 15, 2006, the closing date of the transactions contemplated by the Underwriting Agreement, for employees, officers and directors of the General Partner and its affiliates who perform services for the Partnership. The Plan provides for the grant of common units, unit options, restricted units, phantom units and performance awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights, or DERs. Subject to adjustment for certain events, an aggregate of 150,000 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the board of directors of the General Partner.

The board of directors of the General Partner, in its discretion, may terminate or amend the LTIP at any time with respect to any award that has not yet been granted. The board of directors of the General Partner also has the right to alter or amend the LTIP or any part of the LTIP from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the New York Stock Exchange. However, no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of the participant.

A copy of the Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Severance Pay Plan. The General Partner provides a Severance Pay Plan for eligible employees of the General Partner who are terminated because of a reduction in force, job elimination or a change in control of the General Partner. The Severance Pay Plan applies to each subsidiary and affiliate of the General Partner that participate in the Severance Pay Plan. The Severance Pay Plan was amended, effective February 15, 2006. A copy of the Severance Pay Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Working Capital Loan Agreement. The description of the Credit Agreement (as defined below) under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Credit Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Independent Director Compensation Program. The board of directors of the General Partner has approved the amount of compensation to be paid to independent directors effective as of February 15, 2006. Independent directors will receive an annual retainer consisting of $30,000 in cash and $50,000 in common units. Each independent director will also receive $1,500 for each board meeting and committee meeting attended. In addition, an independent director that serves as chairman of the audit committee or conflicts committee will receive a cash retainer of $15,000 or $10,000, respectively. A summary of the Independent Director Compensation Program is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Relationships. MGG, the General Partner, the Partnership and each of their subsidiaries are direct or indirect subsidiaries of MGG Midstream Holdings GP, LLC (“MGG Holdings”). As a result, certain individuals, including officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities. As described above, each of MGG, the General Partner and the Partnership were parties to the Underwriting Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2006, the Partnership entered into a $5.0 million revolving Working Capital Loan Agreement (the “Credit Agreement”) with MGG as the lender. The Credit Agreement is available exclusively to fund the Partnership’s working capital borrowings. Borrowings under the Credit Agreement will mature on December 31, 2006 and will bear interest at LIBOR plus 2.0%. The Partnership will pay a commitment fee to MGG on the unused portion of the working capital facility of 0.3% annually. A copy of the Credit Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 15, 2006, Walter R. Arnheim was elected to the board of directors and the audit committee of the General Partner. Mr. Arnheim is an independent director as defined by the New York Stock Exchange rules and the Securities Act of 1934. He served as the Executive Director of the Washington Opera from January 2000 to July 2002. From 1968 to January 2000, Mr. Arnheim was employed by Mobil Corporation where he served as a Vice President of Planning and as the Treasurer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 15, 2006, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of its initial public offering. A description of the Fourth Amended and Restated Partnership Agreement is contained in the section entitled “Material Provisions of the Partnership Agreement of Magellan Midstream Holdings, L.P.” of the Prospectus and is incorporated herein by reference. A copy of the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
Exhibit 3.1	Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Holdings, L.P. dated as of February 15, 2006.

Exhibit 10.1	Magellan Midstream Holdings Long-Term Incentive Plan.

Exhibit 10.2	Summary of Severance Pay Plan dated as of February 15, 2006.

Exhibit 10.3	Working Capital Loan Agreement dated as of February 15, 2006 between Magellan Midstream Holdings, L.P. and MGG Midstream Holdings, L.P.

Exhibit 10.4	Summary of Independent Director Compensation Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	MAGELLAN MIDSTREAM HOLDINGS GP, LLC,
its General Partner

	By:	/s/ Lonny E. Townsend
	Name:	Lonny E. Townsend
	Title:	Vice President, General Counsel, Compliance and Ethics Officer and Secretary

February 15, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Holdings, L.P. dated as of February 15, 2006.

Exhibit 10.1	Magellan Midstream Holdings Long-Term Incentive Plan.

Exhibit 10.2	Summary of Severance Pay Plan dated as of February 15, 2006.

Exhibit 10.3	Working Capital Loan Agreement dated as of February 15, 2006 between Magellan Midstream Holdings, L.P. and MGG Midstream Holdings, L.P.

Exhibit 10.4	Summary of Independent Director Compensation Program.